Taxation	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
13. Taxation

Acorn International is incorporated in the Cayman Islands and is not subject to tax in that jurisdiction.

China DRTV and Smooth Profit are incorporated in the British Virgin Islands and are not subject to tax in that jurisdiction.

The Company’s Hong Kong subsidiary, MK AND T, is subject to Hong Kong statutory income tax on its Hong Kong sourced income.

All of the Company’s PRC subsidiaries are subject to the statutory rate of 25% in 2016, 2017 and 2018 in accordance with the PRC government promulgated Law of the People’s Republic of China on the Enterprise Income Tax (“New EIT Law”).

Under the New EIT Law and implementation regulations issued by the PRC State Council, income tax at the rate of 10% is applicable to interest and dividends payable to investors that are “non-resident enterprises” which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such interest or dividends have their sources within the PRC. Undistributed earnings of the Company’s PRC subsidiaries are considered to be indefinitely reinvested and, accordingly, no provision for PRC dividend withholding tax has been provided thereon. Upon distribution of these earnings in the form of dividends or otherwise in the future, the Company would be subject to PRC withholding tax at 10% or a lower treaty rate.

A deferred tax liability should be recorded for the VIEs to the extent of their accumulated profit. As the VIEs have accumulated losses, no deferred tax liability has been provided by the Company.

The Company has made its assessment of each tax position (including the potential application of interest and penalties) based solely on the technical merits of the position, and has measured the unrecognized benefits associated with the tax positions. As of December 31, 2017 and 2018, the Company had unrecognized tax benefits of approximately $2.2 million and $1.2 million, respectively. During 2016, 2017 and 2018, the Company recorded uncertain tax benefits of $0.1 million, $0.2 million and nil, respectively, associated with intercompany transfer pricing results falling below the median of the inter-quartile range of comparable companies. The unrecognized tax benefits would impact the effective income tax if recognized.

As of December 31, 2017 and 2018, the amount of recorded interest and penalties related to uncertain tax positions was $160,057 and $204,156, respectively.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100,000 (approximately $15,000) is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The Company’s PRC subsidiaries are therefore subject to examination by the PRC tax authorities from 2011 through 2018 on non-transfer pricing matters, and from 2006 through 2018 on transfer pricing matters.

The current and deferred portion of income tax benefit (expense) included in the consolidated statements of operations were as follows:

	For the years ended December 31,
	2016	2017	2018
Current income tax expenses	$(4,169,360)	$21,873	$(3,584,898)
Deferred income tax benefit (expense)	(423,423)	7,842,672	397,477
Total income tax benefit (expense)	$(4,592,783)	$7,864,545	$(3,187,421)

Reconciliation between the effective income tax rate and the PRC statutory income tax rate was as follows:

	For the years ended December 31,
	2016	2017	2018
PRC statutory tax rate	25%	25%	25%
Expenses not deductible (income not taxable) for tax purposes	4%	(1)%	1%
Effect of different tax rate of subsidiary operations in other jurisdiction	(15)%	22%	(22)%
Change in valuation allowance	36%	(217)%	6%
Utilization (recognition) of the unrecognized tax benefit	2%	(0)%	(0)%
Others	—	(3)%	(1)%
Effective tax rate	52%	(174)%	9%

The principal components of the Company’s deferred income tax assets and liabilities as of December 31, 2017 and 2018 were as follows:

	December 31,
	2017	2018
Deferred tax assets:
Allowance and reserves for inventory and accounts receivable	$1,648,979	$1,777,103
Accrued expenses	915,809	1,023,275
Revenue recognition difference	97,153	89,567
Advertising expenses	363,155	—
Net operating losses	28,469,713	16,443,637
	$31,494,809	$19,333,582
Less: valuation allowance	(22,932,999)	(10,825,754)
	$8,561,810	$8,507,828
Deferred tax liabilities:
Unrealized gain on available-for-sale securities	(10,514,800)	(9,138,402)
	$(10,514,800)	$(9,138,402)

Total deferred tax liabilities, net	$(1,952,990)	$(630,574)

As of December 31, 2018, the Company had tax losses carrying forward of $65,774,548. The tax losses will expire between 2019 and 2023 if not utilized.

 The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company believes it is not more-likely-than-not that the Company will realize the benefits of all these deductible differences. As of December 31, 2017 and 2018, the Company had a valuation allowance of $23.0 million and $11.0 million, respectively. The remainder amount of the deferred tax assets considered realizable, however, could be reduced if estimates of future taxable income during the carry forward periods are reduced.